BLACKROCK ETF TRUST

iShares Large Cap Value Active ETF

(the “Fund”)

Supplement dated November 19, 2025 (the “Supplement”) to the Fund’s Summary Prospectus and

Prospectus, each dated November 14, 2025, as supplemented to date

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Tony DeSpirito and David Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. DeSpirito and Zhao have been Portfolio Managers of the Fund since May 2023. Effective November 28, 2025, Cem Inal will serve as a Portfolio Manager of the Fund and, along with the other Portfolio Managers, be jointly and primarily responsible for the day-to-day management of the Fund. Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Tony DeSpirito and David Zhao are jointly and primarily responsible for the day-to-day management of the Fund. Effective November 28, 2025, Tony DeSpirito, Cem Inal and David Zhao will be jointly and primarily responsible for the day-to-day management of the Fund.

Tony DeSpirito has been with BlackRock since 2014. Mr. DeSpirito has been employed by BFA or its affiliates as a portfolio manager since 2014 and has been a Portfolio Manager of the Fund since May 2023. Effective December 31, 2025, Mr. DeSpirito will no longer serve as a Portfolio Manager of the Fund.

David Zhao has been with BlackRock since 2016. Mr. Zhao has been employed by BFA or its affiliates as a portfolio manager since 2016 and has been a Portfolio Manager of the Fund since May 2023.

Effective November 28, 2025, Cem Inal will serve as a Portfolio Manager of the Fund. Mr. Inal has been with BlackRock since 2025. Mr. Inal has been employed by BFA or its affiliates as a portfolio manager since 2025 and will be a Portfolio Manager of the Fund as of December 2025. Prior to joining BlackRock, Mr. Inal was the Chief Investment Officer of US Large Cap Value Equities at AllianceBernstein from 2020 to 2025.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund

Shareholders should retain this Supplement for future reference.